August 1, 2010 as amended January 4, 2011
Walden Social Equity Fund	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated August 1, 2010, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050; sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the fund.

Investment Goals
The Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden Social Equity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses[1]	1.17%
Fee Waiver and/or Expense Reimbursement[2]	(0.16)%
Total Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%

1
The Total Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).

2
The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through August 1, 2011 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The addition of certain non-waivable expenses may cause the Fund’s Net Expenses to exceed the maximum amount of 1.00% agreed to by the Adviser. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.16% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its assets in domestic and foreign equity securities. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days’ advance notice of any change to this policy. The Walden Social Equity Fund integrates comprehensive environmental, social and governance (ESG) guidelines in portfolio construction. The Fund also seeks to strengthen ESG performance and accountability of portfolio companies through proxy voting, shareholder engagement and public policy advocacy.

Principal Investment Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the “Adviser”) or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards.

www.bostontrust.com	www.waldenassetmgmt.com

August 1, 2010 as amended January 4, 2011
Walden Social Equity Fund	Fund Summary

Performance
The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.btim. com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:

Q3 2009	Q4 2008

14.02%	(21.00)%

For the period January 1, 2010 through June 30, 2010, the aggregate (non-annualized) total return for the Fund was (3.92)%.

Average Annual Total Returns
(as of December 31, 2009)	1 Year	5 Years	10 Years
Walden Social Equity Fund
Before Taxes	24.52%	0.87%	2.06%
After Taxes on Distributions	24.29%	0.55%	1.81%
After Taxes on Distributions and Sale of Fund Shares	16.24%	0.75%	1.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management
Investment Adviser:	Boston Trust Investment Management, Inc.
Portfolio Manager:	William H. Apfel, CFA, Since 2010

Buying and Selling Fund Shares
Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:
Boston Trust Mutual Funds
c/o Boston Trust & Investment Management Company
One Beacon Street, Boston, MA 02108

Transaction Policies
You can buy or sell shares of the Fund on any business day through the Distributor or through your investment representative. You can pay for shares by check or wire transfer. When selling shares, you will receive a check, unless you request a wire transfer.

Dividends, Capital Gains and Taxes
The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

www.bostontrust.com	www.waldenassetmgmt.com